                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John J. Coughlan and Robert G. Barbieri, and each of them, his true and lawful attorney-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the offering of 20,805,000 shares of Common Stock of Lawson Software, Inc. pursuant to the Lawson Software, Inc. 2001 Employee Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed on this 7th day of December, 2001, by the following persons:


                        Signature                                                 Title
                        ---------                                                 -----
/s/ H. Richard Lawson                                      Chairman
-------------------------------------------------
         H. Richard Lawson

/s/ John J. Coughlan                                       President and Chief Executive Officer and Director
-------------------------------------------------          (principal executive officer)
         John J. Coughlan

/s/ Robert G. Barbieri                                     Executive Vice President and Chief Financial Officer
-------------------------------------------------          (principal financial and accounting officer)
         Robert G. Barbieri


/s/ David R. Hubers                                        Director
-------------------------------------------------
         David R. Hubers


/s/ Thomas G. Hudson                                       Director
-------------------------------------------------
         Thomas G. Hudson


/s/ Richard D. Kreysar                                     Director
-------------------------------------------------
         Richard D. Kreysar


/s/ David S.B. Lang                                        Director
-------------------------------------------------
         David S.B. Lang


/s/ Geoffrey A. Moore                                      Director
-------------------------------------------------
         Geoffrey A. Moore